                                                                    EXHIBIT 99.1

                        CERTIFICATION OF PERIODIC REPORT

I, James P. McDonough, Chairman and Chief Executive Officer of Abington Bancorp, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section.1350), that:

1. the Annual Report on Form 10-K of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of
    Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section.78m or 78o(d)); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2003

                                                       /s/ JAMES P. MCDONOUGH
                                                       ---------------------------------------------
                                                       James P. McDonough
                                                       Chairman and Chief Executive Officer